# Cousins


NCR

# INVESTOR PRESENTATION

September 2020

# RENT COLLECTIONS UPDATE

August Office Rent Collections of **99%**

## August Rent Collections



99%
57%
98%
100%
80%
60%
40%
20%
0%
Office
Retail
Total

## August Rent Collections by Industry



100%
91%
100%
80%
60%
40%
20%
0%
Insurance
Marketing/Media/Creative
Non Profit
Energy
Transportation
Financial
Construction/Design
Legal
Professional Services
Technology
Health Care
Other
Real Estate
Consumer Goods & Services

## August Rent Collections Highlights

- Top 20 customers 100% paid
- Retail customers 57% paid
  - Represent 1.7% of total rent[1]
- Flexible office customers 97% paid
  - Represent 1.8% of total rent[1]
- Medical office customers 96% paid
  - Represent 3.0% of total rent[1]

# WHY COUSINS?



**RESILIENT MARKET FUNDAMENTALS**

**PREMIER SUN BELT PORTFOLIO**

**COMPELLING GROWTH OPPORTUNITIES**

**SIMPLE STRONG BALANCE SHEET**

# COUSINS AT A GLANCE

**Preeminent** Sun Belt Office REIT

19.4MM
SF[1]

94.4%
SAME PROPERTY LEASED[1]

4.4x
NET DEBT / EBITDA[1]

$6.5Bn
TOTAL MARKET CAPITALIZATION[1]

1.9MM SF[1]
DEVELOPMENT PIPELINE
82% Leased[2]

$1 Billion
OF LIQUIDITY[1]


Charlotte
12%
3
Dallas/ Fort Worth
6%
Atlanta
35%
Phoenix
8%
Austin
27%
Houston
4%
Tampa
7%

# RESILIENT MARKET FUNDAMENTALS

Cousins is Positioned at the Intersection of Two **Powerful** Long-Term Trends

## NET MIGRATION

**Top Five States for Net Migration[1]**

**2005-2018**

| #1 TX | #2 FL | #3 NC | #4 AZ | #5 GA |
|---|---|---|---|---|



**#50 New York**
Top Source of
Net Migration to
**GA, NC, FL**
**#49 California**
Top Source of
Net Migration to
**TX, AZ**

## FLIGHT TO QUALITY

**Average Annual Demand Growth[2]**



3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1.1%
0.4%
1.7%
0.6%
2.1%
0.6%
2.6%
0.1%
2007 - 2011
2011 - 2015
2015 - 2019
2019 - 2023 Forecast
4&5 Star Per CoStar
3 Star Per CoStar

# RESILIENT MARKET FUNDAMENTALS

## Solid Rent Growth and Absorption



**Rent Growth[1]**



3.8%
1.6%
2.0%
Cousins
Gateway Average
U.S. Average

**Net Absorption as a % of Total Inventory[2]**



2.0%
1.0%
1.3%
Cousins
Gateway Average
U.S. Average

# PREMIER SUN BELT PORTFOLIO

**Pure-Play** Sun Belt Office REIT with a Differentiated Portfolio



NCR
NCR

| CUZ | | PEERS[1] |
|---|---|---|
| 347K | AVERAGE BUILDING SIZE | 224K |
| 100% | % SUN BELT | 43% |
| 100% | % CLASS A | 91% |
| 2002 | AVERAGE YEAR BUILT | 1991 |

Portfolio is well-positioned with 77% of assets in close proximity to mass transit and a parking ratio of 2.9:1000

# PREMIER SUN BELT PORTFOLIO

## **Dominant** Market Share in Highly-Amenitized Submarkets

Operating Asset | Development/Land Asset



**Atlanta**
Buckhead
**18%** Class A Market Share[1]



**Atlanta**
Midtown
**12%** Class A Market Share[1]



**Austin**
CBD
**17%** Class A Market Share[1]



**Austin**
The Domain
**36%** Class A Market Share[1]



**Charlotte**
Uptown
**12%** Class A Market Share[1]



**Tampa**
Westshore
**20%** Class A Market Share[1]



**Phoenix**
Tempe
**16%** Class A Market Share[1]

# PREMIER SUN BELT PORTFOLIO

**Commands** Premium Rents in Our Markets

## CLASS A ASKING RENT ($/SF)[1]



ATLANTA
$34.46
$39.37
$43.10
Atlanta
Buckhead
Cousins Buckhead
AUSTIN
$47.83
$58.42
$64.62
Austin
CBD
Cousins CBD
CHARLOTTE
$35.92
$38.97
$37.95
Charlotte
Uptown
Cousins Uptown
DALLAS
$32.44
$44.32
$48.72
Dallas
Preston Center
Cousins Preston Center
PHOENIX
$32.15
$38.46
$43.13
Phoenix
Tempe
Cousins Tempe
TAMPA
$34.10
$38.53
$38.94
Tampa
Westshore
Cousins Westshore

# PREMIER SUN BELT PORTFOLIO

Near-Term Lease Expirations **In-Line with Peers**



Lease Expirations by Year[1]
40%
35%
30%
25%
20%
15%
10%
5%
0%
Avg = 23%
20%
VNO PGRE CXP BXP ESRT KRC PDM CLI CUZ HIW BDN DEA EQC HPP SLG FSP OFC CIO DEI OPI
2020 2021 2022

# COMPELLING GROWTH OPPORTUNITIES

## $9MM of Development NOI in 2019 Grows to $71MM[1] in 2022










| | CURRENT DEVELOPMENT PIPELINE | | | | | | RECENT DELIVERIES | | |
|---|---|---|---|---|---|---|---|---|---|
| | 10000 AVALON | 120 WEST TRINITY | DOMAIN 12 | DOMAIN 10 | 300 COLORADO | 100 MILL | DIMENSIONAL PLACE | DOMAIN 11 | Total / Avg |
| RSF | 251K | 352K | 320K | 300K | 358K | 287K | 281K | 320K | 2.5MM |
| % Leased[2] | 75% | 100% | 100% | 98% | 87% | 44% | 100% | 100% | 89% |



Quarterly NOI2 ($MM)
18
16
14
12
10
8
6
4
2
0
2019 Total $9MM
2020 Total $23MM
2021 Total $50MM
2022 Total $71MM
1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22
Recent Deliveries
Current Development Pipeline

# COMPELLING GROWTH OPPORTUNITIES

In-Place Rents **Remain Below** Current Market Rents



Increase in 2nd Generation Cash Net Rent[1]
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Avg = 10.1%
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20



# SIMPLE STRONG BALANCE SHEET

Leverage **Significantly Below Peers**

## Net Debt/EBITDA[1]



12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
Average = 7.2x
4.4x
SLG
VNO
PGRE
FSP
FSP
KRC
ESRT
BXP
CXP
BDN
CIO
OFC
DEA
ARE
OPI
PDM
HIW
CUZ

# SIMPLE STRONG BALANCE SHEET

## Substantial Liquidity and Access to Capital Markets


CASH
$28MM
$1.0 Billion
Liquidity[1]
REVOLVER
$1BN


ENCUMBERED
22%
Flexible
Portfolio[2]
UNENCUMBERED
78%

# MEET OUR EXECUTIVE TEAM

## Stable, Experienced Leadership



**M. Colin Connolly**
President and Chief Executive Officer



**Gregg D. Adzema**
Executive Vice President and Chief Financial Officer

**Richard Hickson**
Executive Vice President, Operations



**Pamela F. Roper**
Executive Vice President, General Counsel and Corporate Secretary





**Kennedy Hicks**
Senior Vice President, Investments, Managing Director – Atlanta



**John S. McColl**
Executive Vice President, Development









# APPENDIX

# ATLANTA
## Market Snapshot


8000 AVALON
75
NORTHPARK
285
85
MERIDIAN MARK
3350 PEACHTREE
3348 PEACHTREE
85
BUCKHEAD PLAZA
3344 PEACHTREE
TERMINUS
285
SPRING & 8TH
285
PROMENADE
1200 PEACHTREE
20
EMORY HOSPITAL MIDTOWN
marta
85
20


Submarket Concentration 2
Buckhead 41%
Central Perimeter 19%
North Fulton 4%
Midtown 36%


Industry Concentration 4
Other 10%
Professional Services 9%
Consumer Goods and Services 9%
Legal Services 7%
Real Estate 6%
Healthcare 6%
Insurance 6%
Transportation 4%
Technology 26%
Financial Services 17%

**7.2MM**

Total Square Feet[1]

**91%**

Leased[1]

**$38.48**

Average Asking Rent[3]

# AUSTIN
## Market Snapshot



RESEARCH PARK PLAZA V
DOMAIN POINT
DOMAIN 11
DOMAIN 8
DOMAIN 2
DOMAIN 4
DOMAIN 7
DOMAIN 3
816 CONGRESS
COLORADO TOWER
ONE ELEVEN CONGRESS
SAN JACINTO CENTER
THE TERRACES
Colorado River
N Lamar Blvd
Congress Ave
W 9th St
E Cesar Chavez St
183
1
35
290



Submarket Concentration [2]
Domain 36%
Southwest 13%
Northwest 3%
CBD 48%



Industry Concentration [4]
Healthcare 4%
Energy 6%
Other 10%
Technology 28%
Real Estate 9%
Financial Services 9%
Professional Services 17%
Legal Services 17%

**4.0MM**

Total Square Feet[1]

**95%**

Leased[1]

**$60.81**

Average Asking Rent[3]

# CHARLOTTE
## Market Snapshot



77
277
29
74
W Trade St
N Graham St
W 5th St
S Graham St
W Morehead St
S Church St
S Tryon St
E Stonewall St
S Caldwell St
S McDowell St
FIFTH THIRD CENTER
BANK OF AMERICA PLAZA
NASCAR PLAZA
DIMENSIONAL PLACE



Uptown
86%
Submarket Concentration [2]
South End
14%



Professional Services
2%
Insurance
6%
Other
6%
Consumer Goods and Services
9%
Industry Concentration [4]
Financial Services
46%
Marketing
13%
Legal Services
18%

**2.3MM**

Total Square Feet[1]

**91%**

Leased[1]

**$37.95**

Average Asking Rent[3]

# DALLAS
## Market Snapshot



LEGACY UNION
Dallas North Tollway
75
35E
635
5950 SHERRY LANE
635
Dallas North Tollway
75
35E
12
12
30
30



Submarket Concentration [2]
Legacy 67%
Preston Center 33%



Industry Concentration [4]
Professional Services 6%
Construction 6%
Other 8%
Financial Services 35%
Government 15%
Energy 30%

**516K**

Total Square Feet[1]

**97%**

Leased[1]

**$48.72**

Average Asking Rent[3]

# PHOENIX
## Market Snapshot



202
Salt River
HAYDEN FERRY
W Rio Salado Pkwy
E Rio Salado Pkwy
111 WEST RIO
TEMPE GATEWAY
W 3rd St
Ash Ave
N Mill Ave
E 5th St



Tempe
100%
Submarket Concentration 2



Technology
23%
Financial Services
13%
Insurance
10%
Industry Concentration 4
Other
8%
Consumer Goods and Services
8%
Real Estate
6%
Marketing
5%
Professional Services
27%

**1.3MM**

Total Square Feet[1]

**98%**

Leased[1]

**$43.13**

Average Asking Rent[3]

# TAMPA
## Market Snapshot


TAMPA INTERNATIONAL AIRPORT
HARBORVIEW PLAZA
THE POINTE
CORPORATE CENTER III
CORPORATE CENTER II
CORPORATE CENTER IV
CORPORATE CENTER I
589
60
92
275


Westshore
100%
Submarket Concentration [2]


Legal Services
14%
Professional Services
14%
Technology
12%
Financial Services
10%
Other
7%
Insurance
4%
Healthcare
22%
Consumer Goods and Services
17%
Industry Concentration [4]

**1.7MM**

Total Square Feet[1]

**95%**

Leased[1]

**$38.94**

Average Asking Rent[3]

# DEFINITIONS OF NON-GAAP MEASURES

"NET OPERATING INCOME" ("NOI")

is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. Net Operating Income, which is rental property revenues less termination fees and rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation and amortization are also excluded from Net Operating Income. For clarity, NOI includes straight-line rents, amortization of lease inducements, amortization of acquired above and below market rents, and non-cash ground lease expense.

In this presentation, the Company is presenting incremental NOI associated with its development for future periods. These non-GAAP measures are forward looking and specific only to the development projects outlined in this presentation. The Company has not finalized projections of its NOI for other projects in its portfolio and has not prepared consolidated projections for NOI or net income (the most comparable GAAP measure to NOI) for any period beyond 2020. Therefore, the Company has not presented a reconciliation of this incremental NOI to net income or any other GAAP financial measure. Such information is not available and would require unreasonable effort to produce in the context of this presentation.

# ENDNOTES

**Page 1 – Rent Collections Update**
1. As reported on April earnings conference call.

**Page 3 – Cousins at a Glance**
1. As of 30-Jun-2020 filings.
2. Represents office leased percentage as of 30-Jun-2020.
3. Represents Cousins' pro-rata share of NOI per 30-Jun-2020 filings.

**Page 4– Resilient Market Fundamentals**
1. Source: US Census Bureau.
2. Source: CoStar.

**Page 5 – Resilient Market Fundamentals**
1. Source: CoStar for year-over-year 4 & 5 star office rent growth data as of 30-Jun-2020.
2. Source: CoStar for net absorption data (12-months) and total office inventory as of 30-Jun-2020.

**Page 6 – Premier Sun Belt Portfolio**
1. Peers include the following comparable office REITs according to Green Street: BDN, CLI, EQC, HIW, OFC, PDM. Data collected from CoStar, S&P Global, each company's 2Q 2020 supplemental data and each company's website. Metrics calculated are based on office assets only.

**Page 7 – Premier Sun Belt Portfolio**
1. Source: CoStar. Based on 100% of building square footage as of 30-Jun-2020. Does not include 100% owner-occupied buildings or development/land assets.

**Page 8 – Premier Sun Belt Portfolio**
1. Source: CoStar. Represents weighted average gross rental rates of 4 & 5 star properties as of 30-Jun-2020; where net rents are quoted, operating expenses are added to achieve gross rents.

**Page 9 - Premier Sun Belt Portfolio**
1. Full year lease expirations represent total portfolio percent of rent when available, otherwise percent of square footage as reported in companies' most recent quarterly filings as of 30-Jun-20. Includes members of the SNL US REIT Office Index. Excludes KBRS and CMCT who do not publish a quarterly supplement.

**Page 10 – Compelling Growth Opportunities**
1. Represents actual NOI through 2019 and estimated NOI based on executed leases and other currently forecasted leasing for 2020 and beyond. See definition of NOI on page 23.
2. Represents office leased percentage as of 30-Jun-2020.

**Page 11 – Compelling Growth Opportunities**
1. Increase in second generation net rent on a cash basis per Cousins' quarterly filings.

**Page 12 – Simple Strong Balance Sheet**
1. Represents total debt, including company's share of unconsolidated debt, net of cash divided by quarterly Annualized Adjusted EBITDAre as reported in companies' most recent quarterly filings as of 30-Jun-2020. Includes members of the SNL US REIT Office Index. Excludes KBRS, CMCT, and DEI who either do not publish a quarterly supplement or report quarterly EBITDA and EQC who has negative net debt/EBITDA.

**Page 13 – Simple Strong Balance Sheet**
1. Represents Cousins' cash as of 30-Jun-2020 plus availability under Cousins' Credit Facility as of 30-Jun-2020.
2. Calculation is based on pro rata share of NOI of Cousins assets for the quarter ended 30-Jun-2020.

**Appendix – Market Snapshots**
1. Represents portfolio statistics of Company at 100% as reported in Cousins' 30-Jun-2020 filings. Excludes projects under construction.
2. Calculation is based on pro rata share of NOI of Cousins assets for the quarter ended 30-Jun-2020.
3. Source: CoStar. Represents most recent weighted average gross rental rates of Cousins' properties; where net rents are quoted, operating expenses are added to achieve gross rents.
4. Based on 2Q 2020 revenues. Management uses SIC codes when available along with judgement to determine tenant industry classification.

# CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Certain matters contained in this report are "forward-looking statements" within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized in Item 1A included in the Annual Report on Form 10-K for the year ended December 31, 2019. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as the following: guidance and underlying assumptions; business and financial strategy; future debt financings; future acquisitions and dispositions of operating assets or joint venture interests; future acquisitions and dispositions of land, including ground leases; future development and redevelopment opportunities, including fee development opportunities; future issuances and repurchases of common stock; future distributions; projected capital expenditures; market and industry trends; entry into new markets; future changes in interest rates; and all statements that address operating performance, events, or developments that we expect or anticipate will occur in the future – including statements relating to creating value for stockholders. Any forward-looking statements are based upon management's beliefs, assumptions, and expectations of our future performance, taking into account information that is currently available. These beliefs, assumptions, and expectations may change as a result of possible events or factors, not all of which are known. If a change occurs, our business, financial condition, liquidity, and results of operations may vary materially from those expressed in forward-looking statements. Actual results may vary from forward-looking statements due to, but not limited to, the following: the availability and terms of capital; the ability to refinance or repay indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions, investments, or dispositions; the potential dilutive effect of common stock or operating partnership unit issuances; the availability of buyers and pricing with respect to the disposition of assets; changes in national and local economic conditions, the real estate industry, and the commercial real estate markets in which we operate, particularly in Atlanta, Austin, Charlotte, Phoenix, Tampa, and Dallas where we have high concentrations of our lease revenues, including the impact of high unemployment, volatility in the public equity and debt markets, and international economic and other conditions; the impact of a public health crisis, including the COVID-19 pandemic, and the governmental and third party response to such a crisis, which may affect our key personnel, our major tenants, and the costs of operating our assets; the impact of social distancing, shelter-in-place, border closings, travel restrictions, remote work requirements, and similar governmental and private measures taken to combat the spread of the COVID-19 pandemic on our operations and our tenants; changes to our strategy with regard to land and other non-core holdings that may require impairment losses to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, the ability to lease newly developed and/or recently acquired space, the failure of a tenant to occupy leased space, and the risk of declining leasing rates; changes in the needs of our tenants brought about by the desire for co-working arrangements, trends toward utilizing less office space per employee, and the effect of telecommuting; any adverse change in the financial condition of one or more of our tenants; volatility in interest rates and insurance rates; competition from other developers or investors; the risks associated with real estate developments (such as zoning approval, receipt of required permits, construction delays, cost overruns, and leasing risk); cyber security breaches; changes in senior management, changes in the Board of Directors, and the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and meet regulatory requirements; potential changes to state, local, or federal regulations applicable to our business; material changes in the rates, or the ability to pay, dividends on common shares or other securities; potential changes to the tax laws impacting REITs and real estate in general; potential changes to the tax laws impacting REITs and real estate in general; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission ("SEC") by the Company. The words "believes," "expects," "anticipates," "estimates," "plans," "may," "intend," "will," or similar expressions are intended to identify forward-looking statements. Although we believe that our plans, intentions, and expectations reflected in any forward-looking statements are reasonable, we can give no assurance that such plans, intentions, or expectations will be achieved. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise, except as required under U.S. federal securities laws.



## Gregg Adzema

Executive Vice President and Chief Financial Officer
gadzema@cousins.com
404.407.1116

## Roni Imbeaux

Vice President, Finance and Investor Relations
rimbeaux@cousins.com
404.407.1104

cousins.com

3344 Peachtree Road NE
Suite 1800
Atlanta, GA 30326